UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-33606 (Commission File Number)	98-0501001 (I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On May 21, 2009, Validus Holdings, Ltd. issued a press release. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated May 21, 2009, entitled “Validus Reaffirms Strong Commitment to Superior Offer.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 21, 2009

VALIDUS HOLDINGS, LTD. (Registrant)

By:	/s/ Joseph E. (Jeff) Consolino

Name: Joseph E. (Jeff) Consolino Title: Executive Vice President & Chief Financial Officer